CONTINUING UNCONDITIONAL GUARANTY

This Continuing Unconditional Guaranty (this "Guaranty") is made as of March 13, 2024, by each of the undersigned (each, a "Guarantor" and, collectively, the "Guarantors"), to and for the benefit of SIMPLIFY INVENTIONS, LLC, a Delaware limited liability company ("Lender").

RECITALS:

A. The Arena Group Holdings, Inc., a Delaware corporation (the "Borrower"), and Lender are about to enter into that certain Loan Agreement dated as the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lender has agreed to make a loan to the Borrower (the "Loan").

B. The Guarantors are subsidiaries of the Borrower and will obtain benefits from the Loan.

C. It is a condition precedent to Lender's obligation to make the Loan that each Guarantor shall have executed and delivered this Guaranty to Lender.

NOW THEREFORE, in consideration of the premises and to induce Lender to enter into the Loan Agreement and extend credit thereunder, the Guarantors hereby agree with Lender as follows:

1. Defined Terms. Except as otherwise defined herein, terms used herein and defined in the Loan Agreement shall be used herein as therein defined.

2. Guaranty of Payment. Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guaranties to Lender the full and prompt payment when due, at maturity, by reason of acceleration or otherwise, and at all times thereafter, of all indebtedness, liabilities and obligations of every kind and nature of the Borrower to Lender, arising out of the Loan and the Loan Agreement (such indebtedness, obligations and other amounts are hereinafter referred to as the "Obligations"). The Guarantors agree that this Guaranty is a present and continuing guaranty of payment and not of collectability, and that Lender shall not be required to prosecute collection, enforcement or other remedies against the Borrower, any Guarantor or any other guarantor of the Obligations, or to enforce or resort to any collateral for the repayment of the Obligations or other rights or remedies pertaining thereto, before calling on any Guarantor for payment. The Guarantors agree that if for any reason the Borrower shall fail or be unable to pay, punctually and fully, any of the Obligations, the Guarantors shall pay such obligations to Lender in full immediately upon demand. The Guarantors agree that one or more successive actions may be brought against any Guarantor, as often as Lender deems advisable, until all of the Obligations are paid and performed in full.

3. Representations and Warranties. The following shall constitute representations and warranties of each Guarantor and each Guarantor hereby acknowledges that Lender intends to rely on them in connection with the Loan and this Guaranty:

(a) Each Guarantor is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect, is qualified to do business in, and (to the extent the concept is applicable in such jurisdiction) is in good standing in, every jurisdiction where such qualification is required.

(b) the execution and delivery of this Guaranty and the performance by such Guarantor of its obligations hereunder are within such Guarantor's powers, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon such Guarantor;

(c) this Guaranty is a legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except that the enforceability of this Guaranty may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(d) There is not any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending, or to such Guarantor's knowledge, threatened that could adversely affect performance by such Guarantor of its obligations under this Guaranty.

(e) Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to Lender by a Guarantor, contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Guaranty.

4. **Continuing Guaranty.** Each Guarantor agrees that the obligations of such Guarantor pursuant to this Guaranty shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that a Guarantor may have against Lender, the Borrower, another Guarantor, any other guarantor of the Obligations or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not a Guarantor shall have any knowledge thereof), including without limitation:

(a) any lack of validity or enforceability of any of the Loan Agreement, the other Loan Documents or any other agreement delivered in connection with the Loan;

(b) any termination, amendment, modification or other change in any of the Loan Agreement or the other Loan Documents, including, without limitation, any modification of the interest rate(s) described therein;

(c) any furnishing, exchange, substitution or release of any collateral securing repayment of the Loan, or any failure to perfect any lien in such collateral;

(d) any failure, omission or delay on the part of Lender, the Borrower, a Guarantor, any other guarantor of the Obligations or any Lender to conform or comply with any term of the Loan Agreement, any of the Loan Documents or any failure of Lender to give notice of any Event of Default;

(e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in the Loan Agreement or any of the Loan Documents;

(f) any action or inaction by Lender under or in respect of the Loan Agreement or any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of Lender to enforce, assert or exercise any right, power or remedy conferred on it in the Loan Agreement or any of the Loan Documents, or any other action or inaction on the part of Lender;

(g) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to the Borrower, a Guarantor or any other guarantor of the Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(h) any merger or consolidation of the Borrower into or with any entity, or any sale, lease or transfer of any of the assets of the Borrower, a Guarantor or any other guarantor of the Obligations to any other Person;

(i) any change in the ownership of the Borrower or any change in the relationship between the Borrower, any Guarantor or any other guarantor of the Obligations, or any termination of any such relationship;

(j) any release or discharge by operation of law of the Borrower, any Guarantor or any other guarantor of the Obligations from any obligation or agreement contained in the Loan Agreement or any of the Loan Documents; or

(k) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against the Borrower or any Guarantor.

5. Waivers. Each Guarantor unconditionally waives (i) notice of any of the matters referred to in Section 4 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against any Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under the Loan Agreement or any of the Loan Documents and notice of any Event of Default or any failure on the part of the Borrower, any Guarantor or any other guarantor of the

Obligations to perform or comply with any covenant, agreement, term or condition of the Loan Agreement or any of the Loan Documents, (iii) any right to the enforcement, assertion or exercise against the Borrower, any Guarantor or any other guarantor of the Obligations or any right or remedy conferred under the Loan Agreement or any of the Loan Documents, (iv) any requirement of diligence on the part of any Person, (v) to the fullest extent permitted by law, any claims based on allegations that Lender has failed to act in a commercially reasonable manner or that Lender has failed to act with respect to any matters referenced in Section 4 above, (vi) any requirement to exhaust any remedies or to mitigate the damages resulting from any breach of the Loan Agreement or any other Loan Document, (vii) any set-off or counterclaims, (viii) any notice of any sale, transfer or other disposition of any right, title or interest of a Lender under the Loan Agreement or any other Loan Document, (ix) any statute of limitations affecting any Guarantor's liability hereunder or the enforcement hereof, and (x) any requirement that Lender exhaust any right or remedy, or proceed first or at any time, against the Borrower or any other guarantor of, or any security for, any of the Obligations.

6. **Subordination.** Notwithstanding any payments made or obligations performed by any Guarantor by reason of this Guaranty (including but not limited to application of funds on account of such payments or obligations), each Guarantor agrees that any and all present and future debts and obligations of the Borrower to a Guarantor hereby are subordinated to the claims of Lender and hereby subordinates to the rights, claims, and interests of Lender any and all rights it may have at any time (whether arising directly or indirectly, by operation of law, contract or otherwise) (a) to assert any claim against the Borrower or any other Person, or against any direct or indirect security, on account of payments made or obligations performed under or pursuant to this Guaranty, including without limitation, any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity, or (b) to require the marshalling of any assets of the Borrower, which right of marshalling might otherwise arise from payments made or obligations performed under or pursuant to this Guaranty, and any and all rights that would result in any Guarantor being deemed a "creditor" under the United States Bankruptcy Code of the Borrower or any other Person.

7. **Subrogation Waiver.** Until the Obligations are paid in full and all periods under applicable bankruptcy law for the contest of any payment by any Guarantor or the Borrower as a preferential or fraudulent payment have expired, each Guarantor knowingly, and with advice of counsel, subordinates and shall not assert any rights or claims to indemnification, contribution, reimbursement, subrogation and payment which a Guarantor may now or hereafter have by and from or against the Borrower and the successors and assigns of the Borrower, for any payments made by a Guarantor to Lender, including, without limitation, any rights which might allow the Borrower, the Borrower's successors, a creditor of the Borrower, or a trustee in bankruptcy of the Borrower to claim in bankruptcy or any other similar proceedings that any payment made by the Borrower or the Borrower's successors and assigns to Lender was on behalf of or for the benefit of a Guarantor and that such payment is recoverable by the Borrower, a creditor or trustee in bankruptcy of the Borrower as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from Lender.

8. **Reinstatement.** The obligations of the Guarantors pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment

of any of the Obligations or any Guarantor's obligations under this Guaranty are rescinded or otherwise must be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor, the Borrower or otherwise, all as though such payment had not been made.

9. Several Liabilities. The Guarantors shall be jointly and severally liable for the obligations set forth in this Guaranty, along with the Borrower and any other guarantor of the Obligations.

10. Setoff; No Waiver of Rights. Lender may, without demand or notice of any kind to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from Lender to a Guarantor against the amounts due hereunder and in such order of application as Lender may from time to time elect. Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if given in the manner provided by the applicable statute. No delay or failure on the part of Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in the same, similar or other circumstance.

11. Modification. The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Lender.

12. Joinder. Each Guarantor agrees that any action to enforce this Guaranty may be brought against any Guarantor without any reimbursement or joinder of the Borrower, any other Guarantor or any other guarantor of the Obligations in such action.

13. Severability. In the event that any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the Guarantors and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

14. Enforcement Costs. If: (a) this Guaranty, is placed in the hands of one or more attorneys for collection or is collected through any legal proceeding; (b) one or more attorneys is retained to represent Lender in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Guaranty, or (c) one or more attorneys is retained to represent Lender in any other proceedings whatsoever in connection with this

Guaranty, then the Guarantors shall pay to Lender upon demand all reasonable and documented fees, costs and expenses incurred by Lender in connection therewith, including, without limitation, reasonable and documented attorney's fees, court costs and filing fees (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

15. No Marshalling. Each Guarantor hereby acknowledges and agrees that Lender may take action with respect to any collateral pledged to Lender in connection with the Loan or pursuant to the Loan Documents in any fashion, and in any order Lender, in its sole discretion, elects, and that Lender shall be under no duty to marshal assets or otherwise proceed in any particular fashion.

16. Fraudulent Conveyance and Bankruptcy Issues.

(a) Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by any Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, each Guarantor agrees that if this Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance with respect to such Guarantor, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance with respect to such Guarantor, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the United States Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

(b) If an Event of Default at any time shall have occurred and be continuing or exists and declaration of default or acceleration under or with respect to any of the Loan Documents shall at such time be prevented by reason of the pendency against the Borrower of a case or proceeding under any bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, such Loan Documents shall be deemed to have been declared in default or accelerated with the same effect as if such Loan Documents had been declared in default and accelerated in accordance with the terms thereof, and the Guarantors shall forthwith pay the Obligations in full without further notice or demand. So long as the Obligations shall be owing to Lender, no Guarantor shall, without the prior written consent of Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against the Borrower or any other guarantor. Lender shall have the sole right to accept or reject on behalf of any Guarantor any plan proposed in such case and to take any other action which a Guarantor would be entitled to take, including, without limitation, the decision to file or not file a claim. Each Guarantor agrees that any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person shall pay Lender, or allow the claim of Lender in respect of, any interest accruing after the date on which such proceeding is commenced. Each Guarantor hereby assigns to Lender such Guarantor's right to receive any payments from any trustee in bankruptcy, receiver, debtor

in possession, assignee for the benefit of creditors or similar Person by way of dividend, adequate protection payment or otherwise.

17. **Notice**. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in each case in this clause (iv), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:

To any Guarantor:	c/o The Arena Group Holdings Inc. 200 Vesey Street, 24th Floor New York, NY 10281 Attention: Legal Department Email: legal@thearenagroup.net
To Lender:	Simplify Inventions, LLC 38955 Hills Tech Drive Farmington Hills, MI 48331 Attention: Shawn McCue, CFO Email: smccue@simplifyinventions.com
with a copy to:	Oakland Lawyers Group, PLLC 38955 Hills Tech Drive Farmingon Hills, MI 48331 Attention: Thomas Hallin, Esq. thallin@oaklandlawyersgroup.com

or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.

18. **Governing Law**. This Guaranty shall be a contract made under and governed by the internal laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

19. **Successors and Assigns.** This Guaranty shall be binding upon each Guarantor and its respective successors and assigns, and shall inure to the benefit of Lender and the successors and assigns of Lender.

20. **Equitable Adjustment of Terms**. In the event that any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the Guarantors and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

21. **Time of Essence**. Time is of the essence in making payments of all amounts due Lender under this Guaranty.

22. **Section Titles**. Section titles, captions and headings used in this Guaranty are for convenience only and are not part of and shall not affect the construction of this Guaranty.

23. **WAIVER OF DEFENSES. THE GUARANTORS WAIVE EVERY PRESENT AND FUTURE DEFENSE (OTHER THAN THE DEFENSE OF PAYMENT IN FULL), CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH A GUARANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY LENDER IN ENFORCING THIS GUARANTY OR ANY OF THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER.**

24. **Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED WITHIN THE STATE OF DELAWARE; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED WITHIN THE STATE OF DELAWARE FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF DELAWARE. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.**

25. **Waiver of Jury Trial. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.**

26. **Counterparts; pdf Signatures**. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Guaranty. Receipt of an executed signature page to this Guaranty by pdf or

other electronic transmission shall constitute effective delivery thereof. Electronic records of this Guaranty maintained by Lender shall be deemed to be an original and enforceable.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Guarantors have executed this Guaranty as of the date first above written.

THE ARENA PLATFORM, INC., a Delaware corporation

By: Douglas B. Smith
Douglas Smith, Chief Financial Officer

THESTREET, INC., a Delaware corporation

By: Douglas B. Smith
Douglas Smith, Chief Financial Officer

THE ARENA MEDIA BRANDS, LLC, a Delaware limited liability company

By: Douglas B. Smith
Douglas Smith, Chief Financial Officer

COLLEGE SPUN MEDIA INCORPORATED, a New Jersey corporation

By: Douglas B. Smith
Douglas Smith, Chief Financial Officer

ATHLON SPORTS COMMUNICATIONS, INC., a Tennessee corporation

By: Douglas B. Smith
Douglas Smith, Chief Financial Officer

ATHLON HOLDINGS, INC., a Tennessee corporation

By: Douglas B. Smith
Douglas Smith, Chief Financial Officer